UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

AEROFLEX HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34974	01-0899019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 South Service Road, P.O. Box 6022, Plainview, New York	11803
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (516) 694-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Memorandum of Understanding

As previously announced, on May 19, 2014, Aeroflex Holding Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cobham plc (“Cobham”) and Army Acquisition Corp., a wholly owned subsidiary of Cobham (“Merger Sub”).  On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, and as a result the Company will continue as the surviving corporation (the “Merger”). As a result of the Merger, the Company will become a wholly-owned subsidiary of Cobham.

On June 3, 2014 two putative stockholder class action lawsuits were filed in connection with the Merger:  (i) Ramon Acevedo v. Aeroflex Holding Corp. et al., C.A. No. 9730—VCL (the “Delaware Action”), which was commenced against the Company, the Company’s directors, Cobham and Merger Sub in the Delaware Court of Chancery (the “Delaware Court”); and (ii) Tom Turberg v. Aeroflex Holding Corp. et al., Index No. 602528/2014 (the “New York Action”), which was commenced against the Company, the Company’s directors, Cobham, and Merger Sub in the Supreme Court of the State of New York, County of Nassau (the “New York Court”).

On or about July 17, 2014, the plaintiffs in the Delaware Action and the New York Action agreed to coordinate efforts in Delaware in exchange for defendants agreeing to expedited discovery in the Delaware Action.  On July 22, 2014, the New York Court entered an order staying the New York Action through the pendency of the Delaware Action.

On August 15, 2014, the parties in the Delaware Action entered into a memorandum of understanding (the “Memorandum of Understanding”) regarding the settlement of the Delaware Action, memorializing a settlement which is subject to the approval of the Delaware Court and would preclude further proceedings, and release claims, in both the Delaware Action and New York Action.

The Memorandum of Understanding provides for, among other things, an amendment of the Merger Agreement (i) to change the definition of “Company Termination Fee” from “$32,000,000” to “$18,000,000”, and (ii) to reduce the “matching rights” provision set forth in § 6.2(d) of the Merger Agreement from four business days to three business days.  In addition, the Memorandum of Understanding provides that the defendants will make certain supplemental disclosures related to the proposed Merger, which shall be filed as Definitive Additional Materials on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) simultaneously herewith and which should be read in conjunction with the Definitive Proxy Statement.

The Company and its Board of Directors believe that the claims in the Delaware Action and New York Action are entirely without merit and, in the event the settlement does not resolve them, intend to vigorously defend these actions.

Amendment to Merger Agreement

In connection with the Memorandum of Understanding, on August 15, 2014, the Company, Cobham and Merger Sub entered into an Amendment No. 1 (the “Merger Agreement Amendment”) to the Merger Agreement to (i) reduce the Company Termination Fee payable under specified circumstances by the Company to Cobham from $32,000,000 to $18,000,000, and (ii) reduce the “matching rights” provision set forth in § 6.2(d) of the Merger Agreement from four business days to three business days.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on May 20, 2014, remains in full force and effect as originally executed on May 19, 2014.

The preceding summary is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Merger, the management of the Company and the Company’s expectations, beliefs and intentions.  All forward-looking statements included in this communication are based on information available to the Company on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control.  These factors include: failure to obtain stockholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions.  The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Additional Information and Where To Find It

In connection with the proposed Merger and required stockholder approval, the Company has filed a definitive proxy statement with the SEC which was mailed to stockholders of the Company on or about August 8. 2014.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  Our filings with the SEC are also available on our website at http://www.aeroflex.com

Participants in Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger.  Information about the Company’s executive officers and directors and their ownership of Company Common Stock is set forth in the definitive proxy statement for the Company’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 3, 2013.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the definitive proxy statement regarding the Merger, which was filed with the SEC on August 8, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 15, 2014, by and among Aeroflex Holding Corp., Cobham plc, and Army Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeroflex Holding Corp.

Date: August 15, 2014
/s/ John Adamovich, Jr.
	Name:	John Adamovich, Jr.
	Title:	Senior Vice President and Chief Financial Officer